UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2026

Black Hills Corporation

(Exact name of Registrant as Specified in Its Charter)

South Dakota	001-31303	46-0458824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 Mount Rushmore Road
Rapid City, South Dakota		57702
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 605 721-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of $1.00 par value	BKH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Black Hills Corporation ("Black Hills" or the "Company") is filing this Current Report on Form 8-K solely to provide certain information relating to the pending merger transaction involving Black Hills and NorthWestern Energy Group, Inc., a Delaware corporation (“NorthWestern”). As previously disclosed in its Current Report on Form 8-K filed on August 19, 2025, Black Hills entered into an Agreement and Plan of Merger (the “Merger Agreement”) on August 18, 2025 with NorthWestern and River Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of Black Hills. The Merger Agreement, which was unanimously approved on August 18, 2025 by both the board of directors of Black Hills and the board of directors of NorthWestern, provides for an all-stock business combination of Black Hills and NorthWestern upon the terms and subject to the conditions set forth therein. Such conditions include, among other things, regulatory approvals, including approval from certain state regulatory commissions, as well as the Federal Energy Regulatory Commission.

This Item 8.01 contains:

1.
Historical financial statements of NorthWestern filed in accordance with Rule 3-05 of Regulation S-X, included as Exhibit 99.1, which are incorporated herein by reference; and
2.
Pro forma financial information of Black Hills and NorthWestern on a combined basis in accordance with Article 11 of Regulation S-X giving effect to certain pro forma adjustments related to the pending merger transaction as if it were completed on January 1, 2025 as it relates to the pro forma combined condensed statement of income, and as if it were completed on June 30, 2026 as it relates to the pro forma combined condensed balance sheet, included as Exhibit 99.2 hereto, which is incorporated herein by reference.

The pro forma information and related notes have been prepared for illustrative purposes only, based upon applicable rules of the Securities and Exchange Commission. The pro forma information does not purport to be indicative of what the combined company’s consolidated financial position or results of operations actually would have been had the pending merger transaction been completed as of the dates indicated. In addition, the unaudited pro forma combined condensed financial information does not purport to project the future financial position or operating results of the combined company. The pro forma adjustments, which are subject to uncertainties, are based on the information available at the time of the preparation of these pro forma financial statements and on the basis of certain assumptions and estimates. The pro forma financial information should be read, if at all, with the related qualifications and other notes set forth in Exhibit 99.2.

This Report does not modify or update the consolidated financial statements of Black Hills included in the Company’s periodic reports. The historical financial statements of NorthWestern included as Exhibit 99.1 were prepared by NorthWestern and previously disclosed by NorthWestern in its periodic reports; it has not been independently validated or reviewed by Black Hills.

* * *

Forward-Looking Statements

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. This includes, without limitations, completion of the merger transaction with NorthWestern and statements about the benefits of the proposed transaction between Black Hills and NorthWestern including future financial and operating results. These forward-looking statements are based on assumptions which we believe are reasonable based on current expectations and projections about future events and industry conditions and trends affecting our business. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that, among other things, could cause actual results to differ materially from those contained in the forward-looking statements.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Black Hills or NorthWestern to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk of delays in consummating the pending merger transaction, including as a result of required governmental and regulatory approvals, which may not be obtained on the expected timeline, or at all, (2) the risk of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (3) the risk that required regulatory approvals are subject to conditions not anticipated by Black Hills and NorthWestern, (4) the possibility that any of the anticipated benefits and projected synergies of the pending merger transaction will not be realized or will not be realized within the expected time period, (5) disruption to the parties’ businesses as a result of the announcement and pendency of the merger transaction, including potential distraction of management from current plans and operations of Black Hills or NorthWestern and the ability of Black Hills or NorthWestern to retain and hire key personnel, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the pending merger transaction, (7) the possibility that the pending merger transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (8) the outcome of any legal or regulatory proceedings that may be instituted against Black Hills or NorthWestern related to the Merger Agreement or the pending merger transaction, (9) the risks associated with third party contracts containing consent and/or other provisions that may be triggered by the pending merger transaction, (10) legislative, regulatory, political, market, economic and other conditions, developments and uncertainties affecting Black Hills’ or NorthWestern’s businesses; (11) the evolving legal, regulatory and tax regimes under which Black Hills and NorthWestern operate; (12) restrictions during the pendency of the merger transaction that may impact Black Hills’ or NorthWestern's ability to pursue certain business opportunities or strategic transactions; and (13) unpredictability and severity of catastrophic events, including, but not limited to, extreme weather, natural disasters, acts of terrorism or outbreak of war or hostilities, as well as Black Hills’ and NorthWestern’s response to any of the aforementioned factors.

Additional factors which could affect future results of Black Hills and NorthWestern can be found in both Black Hills’ and NorthWestern’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Black Hills and NorthWestern disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Unaudited consolidated financial statements of NorthWestern Energy Group, Inc. as of and for the six months ended June 30, 2026 and 2025
99.2	Unaudited pro forma condensed combined financial statements (a) as of and for the six months ended June 30, 2026 and (b) for the year ended December 31, 2025
104	Cover Page Interactive Data File (formatted as the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

Date:	August 17, 2026	By:	/s/ Kimberly F. Nooney
Kimberly F. Nooney Senior Vice President and Chief Financial Officer